PROSPECTUS SUPPLEMENT                                         69896 3/01
dated March 15, 2001:
Putnam Emerging Markets Fund (the "fund")
Prospectus dated December 30, 2000
The section entitled "FEES AND EXPENSES", on page 4 is replaced with the following:
This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.
Shareholder Fees (fees paid directly from your investment)
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                               Class A     Class B     Class C     Class M
Maximum Sales
Charge (Load)
Imposed on Purchases
(as a percentage of
the offering price)              5.75%        NONE        NONE       3.50%
Maximum Deferred
Sales Charge (Load)
(as a percentage of
the original purchase
price or redemption
proceeds, whichever
is lower)                        NONE*       5.00%       1.00%        NONE
Redemption Fee**
(as a percentage of
total redemption
proceeds)                        1.00%       1.00%       1.00%       1.00%
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Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
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                                                         Total Annual Fund
              Management      Distribution      Other       Operating
                Fees          (12b-1) Fees     Expenses      Expenses
             ----------       ------------     --------      --------
Class A        1.00%             0.25%          0.65%          1.90%
Class B        1.00%             1.00%          0.65%          2.65%
Class C        1.00%             1.00%          0.65%          2.65%
Class M        1.00%             0.75%          0.65%          2.40%
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*  A deferred sales charge of up to 1% may be imposed on certain redemptions of class A shares bought without an initial sales charge.
** The redemption fee will apply to any shares purchased after March 15, 2001 that are held less than 90 days. See the section entitled "How do I sell fund shares" for more information on when this fee will apply.
************************************************************************
Also, in the section entitled "How do I sell fund shares", the following paragraph is inserted after the first paragraph:
Effective March 15, 2001, the fund will impose a redemption fee of 1.00%
of the total redemption amount (calculated at market value) if you sell your shares after holding them for less than 90 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will only apply to shares purchased after March 15, 2001. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability. Please see the Statement of Additional Information for details.
STATEMENT OF ADDITIONAL INFORMATION
SUPPLEMENT                                                 69897 3/01
dated March 15, 2001 to:
Putnam Emerging Markets Fund (the "fund")
Prospectus dated December 30, 2000
After the section entitled "Investor servicing and custody fees and expenses", the following section shall be inserted:
Redemption Fee
Effective March 15, 2001, the fund will impose a short-term redemption fee of 1.00% of the total market value of shares redeemed within 90 days of purchase. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term shareholder trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will only apply to shares purchased after March 15, 2001.
The redemption fee will not be imposed in cases of shareholder death or disability, or other circumstances in which the fund would waive a Class
A or Class B contingent deferred sales charge as discussed in greater detail in Part II of this SAI. The redemption fee will not be imposed on certain omnibus accounts, including 401(k) accounts.